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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): February 1, 2005


                          EDAC TECHNOLOGIES CORPORATION
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


         Wisconsin                    0-14275                    39-1515599
         ---------                    -------                    ----------
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)


                  1806 New Britain Avenue, Farmington, CT 06032
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: 860-677-2603


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 1, 2005, the Company entered into an Amended and Restated Employment Agreement with its current President and Chief Executive Officer, Dominick A. Pagano, which replaced his February 13, 2004 employment agreement. Under the new agreement, the initial term commences on February 13, 2005 and continues through December 31, 2005, and automatically extends for successive periods of 90 days unless either party gives the other 30 days advance written notice to the contrary. Mr. Pagano's base salary is $15,000 per month. Under the new agreement, the Company may terminate Mr. Pagano's employment upon cause or disability (each as defined in the agreement). If the Company terminates Mr. Pagano's employment for any reason other than cause, disability or death, or if Mr. Pagano terminates his employment for "good reason", Mr. Pagano is entitled to receive a lump sum severance payment equal to his base salary for the then remaining employment term. Mr. Pagano can terminate his employment for "good reason" if, during the initial term of the agreement ending December 31, 2005,
(i) any of the present directors of the Company do not continue to be a director of the Company for any reason, other than death, disability or vote by shareholders, and a new director is elected or appointed to fill such vacancy, or (ii) the size of the Board is increased by the Board, except as a result of shareholder action, and a new director (or directors) is (are) appointed by the Board to fill the vacancy or vacancies created by such increase. Mr. Pagano can also terminate his employment for "good reason" if his ability to carry out his duties and responsibilities as President and Chief Executive Officer of the Company are circumvented or undermined by the actions of the Board in communicating directly with employees of the Company (other than any such communications contemplated by applicable law, regulation or stock market rule, or by any of the Company's policies or procedures established by the Board in connection with the same).

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS.

 The following exhibit is included herewith:



Exhibit No.     Description
-----------     -----------

99.1            Amended and Restated Employment Agreement dated as of February
                13, 2005 between EDAC and Dominick Pagano.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EDAC TECHNOLOGIES CORPORATION

Date:  February 7, 2005                    By: /s/ Glenn L. Purple
                                               ---------------------------------
                                               Vice President-Finance and Chief
                                               Financial Officer



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                                  EXHIBIT INDEX


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

Exhibit No.       Description
-----------       -----------


99.1              Amended and Restated Employment Agreement dated as of February
                  13, 2005 between EDAC and Dominick Pagano.
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